Annual Report
October 31, 1997

Foreign Equity Fund

Invest With Confidence(registered trademark)
T. Rowe Price

Dear Investor,

The year ended October 31, 1997, was one of two quite separate halves for the international investor. In the first half most markets performed well, led by the U.S. where the S&P 500 kept advancing to new highs. However, as the summer progressed there was a growing realization that a number of economies in the emerging markets of Southeast Asia had become overextended, which led to heavy selling in the region that spilled over to international stock markets.

Performance Comparison

Periods Ended 10/31/97          6 Months      12 Months
________________________________________________________

Foreign Equity Fund                 2.04%          8.30%

MSCI EAFE Index                     3.15           4.92

The last 12 months were disappointing for overseas stock markets, and the returns of the Foreign Equity Fund were again behind the U.S. market. Over the final six months, the fund's return of 2.04% was also behind the 3.15% return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. However, over the fund's fiscal year, its return was significantly ahead of the index.

Over the 12-month period, fund performance against the index was significantly helped by an underweighting in Japan where the market performed poorly in U.S. dollars. Another positive contribution came from our position in Latin America, which did well over this period and is not part of the MSCI EAFE Index. During the past six months, the fund lagged the index due to its positions in emerging markets and to moderately adverse stock selection.

The U.S. market continued to be driven by strong corporate earnings and, with inflation well under control, interest rates remained stable. Overseas the economic picture was not quite as positive, but the stock markets of Europe performed well at the beginning of the year. There was a powerful bull run in the markets of Latin America.

In the emerging markets of Southeast Asia, problems grew increasingly apparent during the past few months. The principal culprit was Thailand, where there has been imprudent bank lending and excessive real estate development. A weak government, dogged by constant changes in leadership, proved unable to handle the mounting crisis, resulting in a collapsing stock market. At first, the problem seemed confined to Thailand, but attention soon shifted to a number of other economies in the region where rapid growth looked unsustainable given the similar pattern of indebtedness.

Thus, the last six months have seen a savage bear market take hold in Asia, and as the ripples spread to more established markets such as Tokyo and Wall Street, investors questioned the impact of these developments on Japanese and U.S. multinationals operating in the area. Europe was also caught up in the turbulence, but the most spectacular declines occurred in Latin America, which somewhat belatedly was dragged down by the widening loss of confidence in emerging markets.

Turning to currency markets, the dollar has been strong against most overseas currencies since the beginning of the year, dampening returns to U.S. investors, but has turned in a mixed performance over the last three months. European currencies picked up, with a particularly strong performance from the British pound, but the minor Asian currencies continued to slip. Even the yen has weakened recently against the dollar despite Japan's ever-widening current account surplus.

Investment Review

Europe

In contrast with the turbulence of Asia, the economies of Europe made steady progress over the last six months. The U.K. continued to lead the way with strong consumer expenditure driving the service sector and a surprisingly resilient performance turned in by exporters. The new Labour government granted the Bank of England independence to set interest rates so that monetary policy should now be based on controlling inflation over the longer term rather than on political expediency. Seizing its new mandate with vigor, the Bank raised base rates four times during the summer in an effort to rein in an economy with the potential to overheat even though inflation is still moderate. This, in turn, has supported sterling, recently the strongest of the major currencies.

A strong currency and rising interest rates would usually have been enough to unsettle the U.K. stock market, and the turmoil in Asia certainly did not help. Never-theless, British stocks held up well in dollar terms. As investor attention focused on the possibility of slower economic growth, our bias toward growth stocks and smaller companies was justified as cyclicals and manufacturing stocks sold off sharply.

Market Performance

Six Months             Local    Local Currency     U.S.
Ended 10/31/97       Currency vs. U.S. Dollars  Dollars
________________________________________________________

Australia               -1.88%           -9.82%  -11.51%

France                   2.98             1.40     4.42

Germany                  7.32             0.61     7.98

Hong Kong              -17.50             0.22   -17.32

Italy18.75               1.29            20.28

Japan-10.49              5.52            -5.55

Mexico                  23.89            -5.42    17.17

Netherlands             16.27             0.38    16.71

Norway                  15.52             1.72    17.51

Singapore              -14.87            -8.05   -21.73

Sweden                  11.74             4.83    17.13

Switzerland             11.32             5.52    17.47

United Kingdom          10.44             3.35    14.14

Source: FAME Information Services, Inc., using MSCI indices.

Elsewhere in Europe, there are signs that the major economies have survived the stranglehold of tight fiscal policies as governments struggled to keep their deficits in line with the Maastricht convergence criteria. Helped by weak currencies and loose monetary policies, there are tentative signs of recovery, particularly in the export sector. Germany is typical here. Earlier this year German unemployment hit record levels, and it looked as though even the Germans, always at the vanguard of European integration, would fail to meet the stringent criteria required to join the European Monetary Union. In fact, the German budget is in surplus and any weakness is entirely due to the problems of the old East Germany. Therefore, progress depends on structural improvement in the east, a long-term process. The fiscal position would also improve if the government could agree on tax reform, but the corporate sector is at least seeing a recovery in profitability, and the stock market has done well.

In France the picture is similar with high unemployment, but the trade account is in surplus and inflation remains low. France also intends to be a founding member of the European Monetary Union, and there is little room for relaxation of economic policy. Even the new left-wing government under Monsieur Jospin realizes that EMU ambitions must prevail, and the outlook is definitely a little brighter than it was six months ago. Italy has come through another of its political crises with Mr. Prodi facing down a revolt of his Communist governing partners to pass a budget that looked remarkably sound by Italian standards. There is rising confidence that Italy can improve on its record of government overspending, and it looks an increasingly likely candidate to join EMU in the first round.

The stock markets of Continental Europe also performed reasonably well over the last six months and, as in the U.K., stock prices in general held up better than in Asia during the turbulence of October. As can be seen in the Market Performance table, all of them are ahead in U.S. dollar terms over the last six months, with double-digit returns from the U.K., Switzerland, and the Netherlands, all of which are well represented in your portfolio.

Another feature livening up market sentiment was a wave of mergers and acquisitions as corporations sought to position themselves better for an integrated Europe and to compete on a wider global scale. In terms of size, one of the largest was a $32 billion merger between the Anglo Dutch publisher Reed Elsevier and its German Dutch rival Wolters Kluwer, which has long been in the works and was finally announced. Reed Elsevier is becoming the world's main provider of specialist professional infor-mation- "must-have" data for lawyers, accountants, and scientists. Wolters Kluwer is the biggest legal publisher in Germany and the Benelux countries, and there will be many synergies from this combination. Two British drinks and food firms, Guinness and Grand Metropolitan, finally consummated their marriage as the chairman of LVMH, the French luxury goods company with a stake in Guinness, finally agreed to terms. Since the two firms have a strong portfolio of brands that complement each other, distribution and marketing costs should fall. Europe's financial services industry is also consolidating, with a merger between the Swiss insurance company Zurich Group and the British conglomerate BAT, an important merger between Swedish bank Nordbanken and Finland's Merita, and also a bid by Italian insurer Assicurazioni Generali for Assurances Generales de France, France's third-largest insurer.

Far East

In Japan, which accounted for only 21% of fund assets, the economic picture has changed quite dramatically over the last six months. At the beginning of the year, growth was robust as the yen's weakness of 1996 fueled an export boom and a strong service sector. In April, the government raised the sales tax from 3% to 5%, which had the effect of causing an anticipatory consumer boom in March followed by a sharp downturn in April. With more than half of Japan's GDP accounted for by consumer spending, the economy never recovered and the trend was not helped by the depressed housing sector and by weak capital investment. The only bright spot was the export sector, with sales of electronic equipment and vehicles to the U.S. and Europe particularly strong. Reflecting the dire state of the domestic economy, imports have stagnated and the trade surplus rose over 50% in yen terms in the six months through September. Japan is now a significant overseas creditor and its current account, supported by a net interest surplus, grew even more sharply.

Geographic Diversification


Europe     Japan        Far East    Latin America   Otherand
                                                    Reserves

61%        21%          7%          6%              5%

Despite the positives of a strong trade position and minimal inflation, the government faces a considerable policy dilemma as it contemplates a very weak economy. Monetary policy is already very loose and Japanese government bond yields recently dipped below 2%. The economy has been awash with liquidity for some time, and any further weakening of the yen will stimulate exports. Moderate currency depreciation is probably a secret hope of Japan's policymakers, but the trade surplus with the U.S. is already at levels that historically have triggered loud complaints from Washington. A more stimulatory fiscal policy is a reasonable option, but conservatism holds sway in the Ministry of Finance as evidenced by the sales tax increase last spring.

With this uncertainty, it is not surprising that the Japanese stock market turned in a poor performance over the last six months. Corporations exposed to the domestic economy were particularly weak but, in sharp contrast, the multinationals fared much better.

Our strategy in the Tokyo market continued to favor the export and technology sectors. Stocks such as NEC (communications and computers), Sony (consumer electronics and media), and Canon (cameras and office equipment) remain among our largest positions. In contrast, the portfolio has no exposure to bank stocks-the largest sector in the index itself-where valuations remain excessive given the problems of their loan books. Banking failures are likely before the situation begins to improve, and with a high weighting in the financial sector, the market as a whole is unlikely to perform well until these problems are resolved.

Elsewhere in the Pacific, as noted, the economic turmoil that began in Thailand rapidly spread to the "junior tigers" of the region. Economies such as Indonesia, Malaysia, and the Philippines each share a common pattern of over-lending to infrastructure and industrial development, which became vulnerable as the export boom was not sustained. Even traditional, commodity-based exports began to falter, and there was a round of competitive devaluations either by choice or imposed by speculative pressure. Turning to Northeast Asia, South Korea, once admired as one of the original "tiger" economies, hit trouble when its export of electronic chips proved particularly vulnerable to the slowdown in U.S. and European demand. Corporate leverage here has been excessive, with a government joined hand-in-hand with the banks in supporting a number of smaller conglomerates that should have been allowed to fail long ago. Some of these corporations have now filed for bankruptcy, but there is probably worse to come.

Portfolio exposure to these minor markets of the region is limited, but the loss of confidence spread to the older tigers such as Singapore and Hong Kong where the fundamentals are much more sound. Hong Kong's dollar is formally pegged to the U.S. dollar, and this link survived a ferocious speculative attack in October. So far it has held, but the cost has been huge increases in domestic interest rates that, in turn, have hit the real estate and stock market. In Singapore the currency is also backed by substantial reserves, but stock prices have fallen just as far as in Hong Kong.

Latin America

The Latin American stock markets performed extremely well at the beginning of the year but, not surprisingly, they were caught up in October's upheaval in the emerging markets. This is frustrating for those watching their steady economic renaissance because, in many ways, these developing economies are in better shape than their counterparts in Asia. For example, the government of Brazil has demonstrated a strong political will to protect the currency even though this may push the economy into recession. President Cardoso has orchestrated a strong campaign to defend the real through aggressive intervention on the foreign exchange markets and a substantial increase in overnight interest rates. Consumer expenditure in Brazil was already weak even ahead of the hike in interest rates, but at least the slowing economy has pushed inflation down to under 5%-a remarkable achievement for this country. For the foreign investor, one of the most important developments in Brazil is the continuing privatization program valued at $70 billion over the next three years. Clearly this is ambitious, but the government has indicated this program will go ahead despite the pressure on its currency and a very unsettled stock market.

The prospects for the stock market depend on how quickly confidence returns and interest rates fall. Much hinges on what damage is done to the economy, but the banking system is in better shape than it has been for many years. Brazil remains the core of our Latin American strategy and our exposure is focused on the large utilities such as Telecomunicacoes Brasileiras, which are at the center of the reform and privatization program.

Mexico has already experienced a painful readjustment process following the peso devaluation at the end of 1994. Since then, the economy is much stronger with foreign participation in the banking industry and wider integration with the U.S. and Canada under NAFTA. The trade account is now in surplus, and even the current account deficit is less than 2% of the GDP. With inflation falling to under 15% in 1997 and consumers beginning to regain confidence, the economy could well be entering a period of sustainable growth.

Argentina, too, was buffeted by the sell-off in October but the peg linking the Argentine peso to the U.S. dollar seems to have held. There is strong domestic political support for this link, which has helped reduce inflation to a low level. With the Argentine economy now linked to that of Brazil, a recession to the north would clearly have a negative impact. However, as the country's banking system has been considerably strengthened, we expect the peso link to the dollar to be maintained and the economy to continue its steady improvement.

Investment Policy and Outlook

The year under review has been disappointing for the international investor, and the volatile conditions of September and October have been particularly trying. Despite the sound fundamentals of the U.S. economy, even Wall Street was caught up in this turbulence while emerging markets were hit particularly hard.

It is important to try to look through this period of stock market turbulence and see how world economies might develop from here. In Europe, which accounts for 61% of the fund's portfolio, we have seen an encouraging picture of improving economic growth, rising exports, and currencies that have now stabilized against the U.S. dollar. Valuations in Europe look reasonable, and there is the added interest of corporate restructuring as companies position themselves for European Monetary Union. As noted, we have already seen activity in this area and expect the trend to continue as management increasingly recognizes the importance of shareholder value. With a pickup in economic growth, corporate restructuring, and a benign interest rate environment, Europe in many ways looks similar to the U.S. economy several years ago. If this is the case, maintaining a large position in Europe seems sensible.

Turning to the Far East, clearly the prospects are less certain, and it will take some time for the less-developed economies of Asia to put themselves back on a sounder footing. The important point here is that stock markets always tend to overdo things, and taking a longer-term view, attractive valuations are beginning to emerge. This is especially true in Hong Kong, now closely integrated with the growth potential of mainland China. Despite the volatility of the region's stock markets, China has made huge progress and seems on course to take over at some point from Japan as the driving force of the region. Japan is still the largest economy in the Pacific, but its economy is clearly struggling at the moment. However, unlike many of the smaller economies of the region, it at least has a strong current account surplus and substantial foreign exchange reserves. The stock market there lists some of the best-managed companies in the world, and we believe it is right to take advantage of current weakness by adding to our favorites.

In Latin America the markets will remain volatile, but again one cannot ignore the economic achievements of these countries. Governments there seem committed to the right policies for the future, and greater political stability provides a firm platform for implementing them.

Summing up, the portfolio structure today gives the investor a reasonable balance between the established economies overseas where we can find quality companies at reasonable valuations, and less-developed markets where there is perhaps more potential but at a higher risk. We continue to believe that this strategy will serve us well in the future.

Respectfully submitted,

Martin G. Wade
President

November 21, 1997

Portfolio Highlights

Industry Diversification

                                            Percent of
                                            Net Assets
10/31/97
________________________________________________________

Services                                          25.4%

Finance                                           16.4

Consumer Goods                                    19.7

Capital Equipment                                 13.6

Energy                                            11.8

Materials                                          5.1

Multi-industry                                     3.1

Miscellaneous                                      0.2

Reserves                                           4.7

Net Assets                                       100.0%

Exchange Rates to U.S. Dollars

                                         Exchange Rate

Country                                       10/31/97
________________________________________________________

Argentina                                       0.9999

Australia                                       1.4219

Belgium                                        35.5100

Brazil                                          1.1024

Canada                                          1.4093

Czech Republic                                 32.9629

Denmark                                         6.5540

Finland                                         5.1732

France                                          5.7682

Germany                                         1.7238

Hong Kong                                       7.7315

Italy                                        1693.0000

Japan                                         120.3500

Malaysia                                        3.3335

Mexico                                          8.3850

Netherlands                                     1.9415

New Zealand                                     1.6060

Norway                                          6.9774

Peru                                            2.7150

Portugal                                      175.8500

Singapore                                       1.5750

South Korea                                   965.0000

Spain                                         145.4700

Sweden                                          7.4899

Switzerland                                     1.4002

Thailand                                       41.0250

United Kingdom                                  0.5960

Security Classification

                      Percent                   Market
                       of Net        Cost        Value
10/31/97               Assets       (000)        (000)

Common Stock, Rights
   and Warrants         92.1%  $2,597,703   $2,910,132

Preferred Stocks
   and Rights             3.2      85,910      100,967

Bonds                     0.0         468          801

Short-Term
    Investments           4.3     135,563      135,563

Total Investments        99.6   2,819,644    3,147,463

Other Assets Less
   Liabilities            0.4      12,329       12,392

Net Assets              100.0% $2,831,973   $3,159,855

Twenty-Five Largest Holdings

                                            Percent of
                                            Net Assets
Company                          Country      10/31/97
________________________________________________________

Royal Dutch Petroleum        Netherlands           2.7%

National Westminster
    Bank                  United Kingdom           2.1

Novartis                     Switzerland           2.0

Wolters Kluwer               Netherlands           1.7

SmithKline Beecham        United Kingdom           1.7

Reed International        United Kingdom           1.5

Shell Transport &
    Trading               United Kingdom           1.4

Telecomunicacoes
    Brasileiras                   Brazil           1.3

Roche Holdings               Switzerland           1.3

ING Groep                    Netherlands           1.2

Eaux Cie Generale                 France           1.2

Nestle                       Switzerland           1.2

Elsevier                     Netherlands           1.2

Glaxo Wellcome            United Kingdom           1.2

Canon                              Japan           1.2

Kingfisher                United Kingdom           1.1

Sankyo                             Japan           1.0

Orkla                             Norway           1.0

Total                             France           1.0

NEC Japan                            0.9

Norsk Hydro                       Norway           0.9

Sony                               Japan           0.9

ABB Sweden/Switzerland               0.9

Astra                             Sweden           0.9

Denso                              Japan           0.9
________________________________________________________

Total                                             32.4%

Summary of Investments and Cash
October 31, 1997

Percent of Net Assets

                                               Percent of
                 Equities!    Cash   Total     MSCI EAFE*
__________________________________________________________

Europe

Austria                  -       -       -            0.4%

Belgium                1.3%      -     1.3%           1.2

Czech Republic           -       -       -              -

Denmark                0.3       -     0.3            1.0

Finland                0.3       -     0.3            0.8

France                 8.0       -     8.0            7.1

Germany                5.1       -     5.1            9.2

Ireland                  -       -       -            0.4

Italy                  3.2       -     3.2            3.7

Netherlands           10.4       -    10.4            5.6

Norway                 2.0       -     2.0            0.6

Portugal               0.5       -     0.5              -

Russia                   -       -       -              -

Spain                  2.0       -     2.0            2.5

Sweden                 3.1       -     3.1            2.6

Switzerland            6.3       -     6.3            7.3

United Kingdom        18.0       -    18.0           21.1
__________________________________________________________

Total Europe         60.5%       -   60.5%           63.5%
__________________________________________________________

Pacific Basin
__________________________________________________________

Australia              2.2%      -     2.2%           2.6%

China                  0.3       -     0.3              -

Hong Kong              2.6       -     2.6            2.8

India                  0.2       -     0.2              -

Japan                 21.0       -    21.0           28.7

Malaysia               0.5       -     0.5            1.1

New Zealand            0.4       -     0.4            0.3

Singapore              0.8       -     0.8            0.9

South Korea            0.1       -     0.1              -

Thailand                 -       -       -              -
__________________________________________________________

Total Pacific
    Basin             28.1%      -    28.1%          36.4%
__________________________________________________________

Americas

Argentina              0.9%      -     0.9%             -

Brazil                 3.1       -     3.1              -

Canada                 0.3       -     0.3              -

Chile                  0.5       -     0.5              -

Mexico                 1.7       -     1.7              -

Panama                   -       -       -              -

Peru                   0.1       -     0.1              -

United States            -     4.3%    4.3              -

Venezuela              0.1       -     0.1              -
__________________________________________________________

Total Americas         6.7%    4.3%   11.0%             -
__________________________________________________________

Other Assets Less
    Liabilities          -     0.4     0.4              -
__________________________________________________________

TOTAL                 95.3%    4.7%  100.0%         100.0%


*   Total may not add to 100.0% due to rounding.
!   Includes bonds convertible into equities.

Foreign Equity Fund
10/31/97

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Foreign Equity Fund

                                                   Lipper
             Foreign Equity        MSCI EAFE    International
                  Fund               Index      Funds Average

9/7/89          $  10,000         $ 10,000      $  10,000
10/89               9,660           10,039          9,920
10/90              10,099            8,779          9,921
10/91              11,088            9,421         10,759
10/92              10,728            8,205         10,263
10/93              14,412           11,314         13,749
10/94              16,135           12,488         15,350
10/95              16,238           12,480         15,380
10/96              18,589           13,827         17,204
10/97              20,132           14,508         19,347

Total Return Performance



Periods Ended

                                    Calendar
                                    Year-to-
10/31/97       1 Month   3 Months       Date    1 Year  3 Years* 5 Years*  9/7/89*
____________________________________________________________________________________

Foreign Equity
Fund             -7.71%    -10.56%      2.80%     8.30%     7.66%   13.42%    8.97%

S&P 500 Index    -3.34      -3.76      25.31     32.11     27.51    19.87    15.77

MSCI EAFE Index  -7.66      -9.74       2.17      4.92      5.12    12.07     4.66**

Lipper
International
Funds Average    -7.54      -8.95       5.43     10.39      6.54    12.67     8.12

FT-A Euro
Pacific Index    -7.53     -10.01       0.95      3.28      4.20    11.51     4.19**

     *   Average annual compound total return. Annualized returns show how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
    **   From 8/31/89.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.



Financial Highlights
Foreign Equity Fund

                                    For a share outstanding throughout each period

                          Year                                Ten Months>     Year
                         Ended                                      Ended    Ended
                      10/31/97  10/31/96    10/31/95  10/31/94   10/31/93 12/31/92
NET ASSET VALUE

Beginning of
period   $       15.62      $ 13.99    $ 14.59     $  13.32    $ 10.05  $  10.73

Investment
activities
  Net investment
  income                 0.21       0.21        0.18      0.09       0.13      0.17

  Net realized and
  unrealized gain
  (loss)                 1.07       1.78       (0.14)     1.48       3.14     (0.57)

  Total from
  investment
  activities             1.28       1.99        0.04      1.57       3.27     (0.40)

Distributions
  Net investment
  income                (0.22)     (0.18)      (0.12)    (0.09) -         (0.18)

  Net realized
  gain                  (0.17)     (0.18)      (0.52)    (0.21) -         (0.10)

  Total distri-
  butions               (0.39)     (0.36)      (0.64)    (0.30) -         (0.28)

NET ASSET VALUE

End of period       $   16.51   $  15.62    $  13.99  $  14.59  $   13.32 $   10.05

Ratios/Supplemental Data

Total return             8.30%     14.48%       0.64%    11.96% 32.54%(3.74)%

Ratio of expenses
to average net
assets                   0.75%      0.76%       0.80%     0.82% 0.86%!0.99%

Ratio of net
investment
income to average
net assets               1.40%      1.67%       1.69%     1.26% 1.65%!1.49%

Portfolio turnover
rate                     15.9%      13.8%       18.8%     22.0% 27.4%!35.1%

Average commission
rate paid        $     0.0017 $   0.0017           -         -          -         -

Net assets, end
of period
(in thousands)   $  3,159,855 $2,322,469  $1,559,619  $1,058,478 $489,389 $ 238,979


! Annualized.
> The fund's fiscal year-end was changed to 10/31.


The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
Foreign Equity Fund
October 31, 1997

                                    Shares/Par        Value
                                               In thousands

ARGENTINA  0.9%

Common Stocks  0.9%

Banco de Galicia Buenos Aires
(Class B) ADR (USD)                     93,992    $   2,278

Banco Frances del Rio
de la Plata ADR (USD)                  109,808        2,704

Perez Companc (Class B)                772,082        4,836

Sociedad Comercial del Plata
ADR (144a) (USD)                         6,631           96

Telecom Argentina Stet
(Class B)                              114,560          573

Telecom Argentina Stet
(Class B) ADR (USD)                     40,074        1,014

Telefonica de Argentina
(Class B) ADR (USD)                    186,794        5,254

YPF Sociedad Anonima
(Class D) ADR (USD)                    384,119       12,292

Total Argentina (Cost $25,187)                       29,047

AUSTRALIA  2.2%

Common Stocks  2.1%

Australia & New Zealand
Bank Group                             332,000        2,316

Australian Gas Light
Company                                845,181        5,646

Boral Limited                          679,506        1,787

Brambles Industries               88,000          1,692

Broken Hill Proprietary                697,238        6,914

Commonwealth Bank
of Australia                            22,067          254

Commonwealth Bank
of Australia, Installment
Receipts, 11/14/97                563,300         4,714

Fosters Brewing Group                1,512,000        2,871

John Fairfax Holdings                1,344,000        2,968

Lend Lease                             222,494        4,556

National Australia Bank                252,445        3,453

National Mutual Holdings               859,947        1,482

News Corporation                     1,025,618        4,912

Publishing & Broadcasting              787,124        4,567

St. George Bank                        425,079        2,575

Tabcorp Holdings                       770,000        3,530

WMC                                    499,258        1,773

Westpac Bank                           657,000        3,826

Woodside Petroleum                615,000         5,194

                                                     65,030

Preferred Stocks  0.1%

News Corporation                       358,876    $   1,593

News Corporation ADR (USD)              11,750          209

Sydney Harbour Casino
Holdings                             2,220,600        2,264

                                                      4,066

Total Australia (Cost $64,682)                    69,096

BELGIUM  1.3%

Common Stocks  1.3%

Dexia                                   24,759        2,705

Generale de Banque                21,588          8,831

Generale de Banque,
VVPR Strip*                              1,524            1

Kredietbank                             57,081       23,951
UCB                                      1,039        3,590

                                                     39,078

Convertible Bonds  0.0%
Kredietbank,
5.75%, 11/30/03              BEF    14,782,500          801

Total Belgium (Cost $27,297)                      39,879

BRAZIL  3.1%

Common Stocks and Rights  0.4%

Companhia Siderurgica

Nacional                            76,839,000        2,788

Eletrobras                          11,582,768        4,675

Eletrobras ADR (USD)                    20,340          412

Pao de Acucar GDS (USD)                111,340        2,036

Telecomunicacoes
de Sao Paulo*                          967,420          206

Telecomunicacoes de Sao
Paulo, Rights, 11/11/97*                32,348            0

Unibanco, Units
(Each unit consists of 1
preferred share and 1
Unibanco Holdings
(Class B) share)*                   59,729,000        3,359

White Martins                          400,674          672

                                                     14,148

Preferred Stocks and Rights  2.7%

Banco Bradesco                     465,618,322        3,463

Banco Itau                           4,882,000        1,971

Brahma                               5,531,989        3,462

Brasmotor                            5,547,410          780

Cia Cimento Portland Itau            4,882,700        1,253

Cia Energetica de Sao
Paulo ADR (USD) *                       20,600    $     386

Cia Energetica Minas
Gerais                             118,383,577        4,725

Cia Energetica Minas
Gerais ADR (144a) (USD)                 16,530          657

Cia Energetica Minas
Gerais ADR, Cv. (USD)                   23,337          928

Cia Energetica Minas
Gerais ADR, Sponsored,
Nonvoting (USD)                        103,555        4,116

Cia Tecidos Norte
de Minas                             3,724,770        1,385

Encorpar*                            3,724,770            0

Lojas Americanas                    37,644,000          307

Pao de Acucar GDS (USD)                  6,600          121

Petrol Brasileiros                  21,518,917        4,001
Telecomunicacoes

Brasileiras ADR (USD)                  408,442       41,457
Telecomunicacoes de

Minas Gerais (Class B)              10,703,000        1,340

Telecomunicacoes de
Minas Gerais(Class B),
Preference Receipts*                   132,753           12

Telecomunicacoes de
Sao Paulo                           29,160,420        7,618

Telecomunicacoes de
Sao Paulo, Rights,
11/11/97*                              975,054            1

Telecomunicacoes do
Rio de Janeiro                      11,275,077        1,074

Telecomunicacoes do
Rio de Janeiro, Rights,
11/11/97*                              437,179            4

Usiminas                               391,919        2,844

Usiminas ADR (USD)                     361,810        2,623

Usiminas ADR (144a)
(USD)                                   12,540           91

                                                     84,619

Total Brazil (Cost $81,911)                          98,767

CANADA  0.3%

Common Stocks  0.3%

Alcan Aluminium                        169,810        4,819

Royal Bank of Canada                    61,480        3,287

Total Canada (Cost $5,846)                            8,106

CHILE  0.5%

Common Stocks and Warrants 0.5%

Chilectra ADR (144a)
(USD)                                   82,522    $   2,146

Chilgener ADS (USD)                     78,377        2,136

Compania Cervecerias

Unidas ADS (USD)                        43,830        1,068

Compania de
Telecomunicaciones de
Chile ADR (USD)                         94,681        2,627

Empresa Nacional de
Electricidad de Chile
ADR (USD)                              140,341        2,824

Enersis ADS (USD)                       65,396        2,158

Five Arrows Chile
Investment Trust (USD)                 231,740          638

Five Arrows Chile
Investment Trust, Warrants,
5/31/99 (USD)*                          36,758            8

Genesis Chile Fund (USD)                66,410        2,989

Santa Isabel ADR (USD)                  50,195          929

Total Chile (Cost $15,383)                           17,523

CHINA  0.3%

Common Stocks  0.3%

Huaneng Power
International (Class N)
ADR (USD)*                             413,700        9,101

Total China (Cost $8,310)                             9,101

CZECH REPUBLIC  0.0%

Common Stocks  0.0%

SPT Telecom                              8,781        1,012

Total Czech Republic
  (Cost $834)                                         1,012

DENMARK  0.3%

Common Stocks  0.3%

Den Danske Bank                         48,550        5,482

Tele Danmark (Class B)                  13,050          766

Unidanmark (Class A)                    40,121        2,712

Total Denmark (Cost $5,669)                           8,960

FINLAND  0.3%

Common Stocks  0.3%

Nokia (Class A)                        101,530        8,949

Total Finland (Cost $3,847)                           8,949

FRANCE  8.0%

Common Stocks  8.0%

AXA                                    120,211    $   8,232

Accor                                   18,740        3,489

Alcatel Alsthom                        104,631       12,625

Assurances Generales
de France                               65,582        3,451

Canal Plus                              28,830        5,013

Carrefour                               16,915        8,827

Cie de St. Gobain                       84,886       12,185

Credit Commercial
de France                               65,873        3,732

Danone                                  21,240        3,248

Dexia France, Bearer                    19,298        1,937

Dexia France,
Registered 1998>                        16,696        1,676

Dexia France,
Registered 1999>                        20,520        2,060

Eaux Cie Generale                      337,932       39,310

Elf Aquitaine                          103,010       12,751

GTM Entrepose                           25,080        1,565

Guilbert                                32,371        4,226

Havas                                   22,490        1,482

L'Oreal                                 12,225        4,332

LVMH                              48,297          8,205

Lapeyre                                 58,000        3,388

Legrand                                 20,839        3,880

Pathe                                   16,728        3,001

Pinault Printemps                       47,073       21,528

Primagaz                                 6,680          498

Rexel                                    5,312        1,409

Sanofi                                 124,410       11,819

Schneider                              218,806       11,683

Societe Generale                        54,272        7,433

Sodexho                                 22,614       11,279

Television Francaise                    88,346        8,225

Total (Class B)                        275,811       30,602

Total France (Cost $222,550)                        253,091

GERMANY  5.1%

Common Stocks and Warrants  4.7%

Allianz                                 61,610       13,885

Allianz, Warrants,
2/23/98*                                13,000        1,418

Bayer                                  291,014       10,264
Bayerische Hypotheken
und Wechsel Bank                       230,098    $   9,544

Bayerische Vereinsbank                  61,391        3,561

Bilfinger & Berger                      80,960        2,907

Buderus                                  4,012        1,946

Commerzbank                            102,930        3,493

Deutsche Bank                          253,284       16,655

Deutsche Telekom                       287,365        5,385

Gehe                              327,224         17,085

Hoechst                                 94,660        3,602

Hornbach Baumarkt                       14,770          438

Mannesmann                              12,767        5,392

Praktiker                               32,915          497

Rhoen Klinikum                          52,994        5,073

SAP                                     37,160       10,660

Siemens                                186,271       11,465

Veba                              370,756         20,669

Veba, Warrants, 4/6/98*                  9,526        3,205

Volkswagen                               5,994        3,535

                                                    150,679

Preferred Stocks  0.4%

 Fielmann                               27,225          640
Fresenius                               16,900        2,853

Hornbach Holdings                       32,830        2,209

Krones                                   4,621        1,568

SAP                                     16,644        4,958

                                                     12,228

Total Germany (Cost $144,493)                       162,907

HONG KONG  2.6%

Common Stocks  2.6%

China Light & Power                    628,000        3,306

Dao Heng Bank Group                  1,609,000        3,704

First Pacific                        6,084,486        3,836

Guoco Group                          1,774,000        3,878

HSBC Holdings                              244            6

Henderson Land
Development                            548,000        3,034

Hong Kong Land
Holdings (USD)                       4,330,719        9,874

Hutchison Whampoa                    3,003,000       20,780

New World Development                4,170,505       14,672

Sun Hung Kai Properties                277,000        2,042

Swire Pacific (Class A)              1,634,000        8,728

Wharf Holdings                       3,508,000        7,169

Total Hong Kong (Cost $110,863)                      81,029

INDIA  0.2%


Common Stocks  0.2%

State Bank of India
GDR (USD)                              302,700    $   5,449

Total India (Cost $4,283)                             5,449


ITALY  3.2%

Common Stocks  3.2%

Assicurazioni Generali                 153,000        3,421

Banca Commerciale
Italiana                               670,000        1,828

Banca Fideuram                         571,940        2,179

Credito Italiano                     4,740,429       12,642

ENI                                  3,090,232       17,466

Gucci Group (USD)                       97,641        3,552

IMI                                    522,757        4,732

Industrie Natuzzi
ADR (USD)                              101,084        2,262

Italgas                                730,325        2,631

Mediolanum                             363,119        6,091

Rinascente                             316,500        2,346

Telecom Italia                       3,022,930       18,945

Telecom Italia Mobile                5,400,866       19,938

Telecom Italia Mobile,
Savings Shares                         872,266        1,783

Total Italy (Cost $75,447)                           99,816

JAPAN  21.0%


Common Stocks  21.0%

Advantest                               51,900        4,291

Alps Electric                          468,000        5,250

Amada                                  776,000        4,127

Canon                                1,527,000       37,049

Citizen Watch                          448,000        2,859

DDI                                      1,551        5,181

Daifuku                                126,000          944

Daiichi Pharmaceutical                 961,000       13,654

DaiNippon Screen

Manufacturing                          682,000        5,531

Daiwa House                          1,102,000       10,622

Denso                                1,291,000       27,890

East Japan Railway                       2,533       12,312

Fanuc                                  210,800        8,513

Hitachi                              1,540,000       11,836

Hitachi Zosen                        1,097,000    $   2,416

Honda Motor                             79,000        2,659

Inax                              331,000         1,441

Ishihara Sangyo Kaisha                 368,000          755

Ito-Yokado                             360,000       17,888

Kao                                    611,000        8,529

Kawada Industries                      107,000          317

Kokuyo                                 387,000        9,132

Komatsu                              1,016,000        5,428

Komori                                 330,000        6,032

Kumagai Gumi                           633,000          621

Kuraray                                807,000        7,242

Kyocera                                481,000       27,537

Makita                                 584,000        8,201

Marui                                  946,000       15,957

Matsushita Electric
Industrial                           1,309,000       21,971

Mitsubishi                           1,095,000        9,371

Mitsubishi Heavy Industries          4,383,000       21,524

Mitsubishi Paper Mills                 458,000        1,214

Mitsui Fudosan                       2,090,000       23,618

Mitsui Petrochemical

Industries                             269,000          995

Murata Manufacturing                   414,000       16,787

NEC                                  2,717,000       29,800

National House
Industrial                             170,000        1,850

Nippon Hodo                            176,000        1,037

Nippon Steel                         5,662,000       11,667

Nippon Telephone &
Telecom                                  1,113        9,433

Nomura Securities                    1,396,000       16,239

Pioneer Electronic                     470,000        7,732

Sangetsu                               111,000        1,799

Sankyo                                 986,000       32,525

Sega Enterprises                       133,050        3,272

Sekisui Chemical                     1,218,000        9,584

Sekisui House                          685,000        5,863

Seven Eleven Japan                     111,000        8,301

Sharp                                1,300,000       10,100

Shin-Etsu Chemical                     754,000       18,419

Shiseido                               197,000        2,685

Sony                              356,200         29,567

Sumitomo                             1,431,000       10,226

Sumitomo Electric
Industries                           2,105,000    $  27,810

Sumitomo Forestry                      435,000        3,145

TDK                                    300,000       24,877

Teijin                               1,811,000        5,944

Tokio Marine & Fire
Insurance                              419,000        4,178

Tokyo Electronics                      178,000        8,874

Tokyo Steel
Manufacturing                          383,200        2,706

Toppan Printing                        763,000        9,573

Uny                                    361,000        5,849

Yurtec                                 154,000        1,039

Total Japan (Cost $739,324)                         663,788

MALAYSIA  0.5%

Common Stocks  0.5%

Berjaya Sports Toto                  1,572,000        4,291

Commerce Asset
Holdings                             2,908,199        2,268

Resorts World                          887,000        1,583

Tanjong                              2,061,000        3,648

Time Engineering                     1,215,000          525

United Engineers                     1,151,000        2,728

Total Malaysia (Cost $34,796)                        15,043

MEXICO  1.7%

Common Stocks  1.7%

Cemex (Class B)*                       612,840        2,690

Cemex ADS (USD)*                       302,160        2,342

Cemex ADS (144a)
(USD) *                                410,812        3,184

Cifra (Class B) ADR
(USD)                                  395,587          758

Fomentos Economico

Mexicano (Class B)                     663,862        4,671
Gruma (Class B)*                       621,077        2,429

Gruma (Class B)

ADS (144a) (USD)*                      150,784        2,337

Grupo Financiero Banamex
(Class B)*                             966,552        1,913

Grupo Financiero Banamex
(Class L)*                              31,801           58

Grupo Financiero Bancomer
(Class L)*                               8,266            3

Grupo Industrial Maseca
(Class B)                            1,664,467    $   1,608

Grupo Modelo (Class C)                 347,864        2,597
Grupo Televisa

GDR (USD)*                              49,322        1,529

Kimberly-Clark Mexico
(Class A)                            1,001,310        4,395

Panamerican Beverages
(Class A) (USD)                        201,428        6,244

Telefonos de Mexico
(Class L) ADR (USD)                    304,614       13,175

TV Azteca ADR (USD)*                   194,300        3,716

Total Mexico (Cost $54,957)                          53,649

NETHERLANDS  10.4%

Common Stocks and Warrants 10.4%

ABN Amro Holdings                      862,208       17,364

Ahold                                  187,547        4,801

Akzo Nobel                              21,098        3,717

Baan Company                            51,155        3,623

Baan Company (USD)                      58,260        4,085

CSM                                    274,349       12,520

Elsevier                             2,462,182       38,680

Fortis Amev                            264,177       10,382

ING Groep                              902,305       37,877

ING Groep,
Warrants, 3/15/01*                     149,267        1,537

Koninklijke PTT
Nederland                               96,125        3,674

Nutricia                               192,920        5,515

Otra                              45,880          732

Polygram                               303,179       17,240

Royal Dutch Petroleum                1,635,068       86,491

Unilever                               461,184       24,514

Wolters Kluwer                         444,211       54,545

                                                    327,297

Preferred Stocks  0.0%

ING Groep                               10,797           54

Total Netherlands (Cost
  $250,634)                                         327,351

NEW ZEALAND  0.4%

Common Stocks  0.4%

Air New Zealand
(Class B)                              965,300        2,044

Carter Holt Harvey                     499,115          870

Fletcher Challenge
Building                               798,544    $   2,412

Fletcher Challenge
Energy                                 484,044        2,170

Fletcher Challenge Forests
Division                             1,183,654        1,142

Fletcher Challenge Paper               520,089          855

Telecom Corporation of
New Zealand                            698,372        3,383

Tranz Rail Holdings                    186,000          845

Total New Zealand (Cost
  $15,074)                                           13,721

NORWAY  2.0%

Common Stocks  2.0%

Bergesen (Class A)                      46,430        1,358

Norsk Hydro                            536,982       29,630

Orkla (Class A)                        342,000       31,517

Saga Petroleum (Class B)                85,950        1,527

Total Norway (Cost $43,463)                          64,032


PANAMA  0.0%

Common Stocks  0.0%

Banco Latinoamericano
de Exportaciones
(Class E) (USD)                         25,252        1,004

Total Panama (Cost $1,243)                            1,004

PERU  0.1%

Common Stocks  0.1%

Credicorp (USD)                         66,880        1,200

Telefonica del Peru
(Class B)                              316,910          631

Telefonica del Peru
(Class B) ADS (USD)                     83,788        1,655

Total Peru (Cost $3,725)                              3,486

PORTUGAL  0.5%

Common Stocks  0.5%

Jeronimo Martins                       221,857       14,509

Total Portugal (Cost $5,562)                         14,509


RUSSIA  0.0%
Common Stocks  0.0%

Rao Gazprom ADS (USD)                   38,080          852

Total Russia (Cost $600)                                852

SINGAPORE  0.8%

Common Stocks  0.8%

City Developments                      405,000    $   1,697

DBS Land                             1,448,000        2,464

Fraser & Neave                         415,400        2,110

Overseas Chinese Bank                  230,400        1,280

Overseas Union Bank                    504,400        1,681

Singapore Land                       1,318,000        3,749

Singapore Press                        556,820        7,672

United Overseas Bank                   685,352        3,786

Total Singapore (Cost $42,851)                       24,439


SOUTH KOREA  0.1%

Common Stocks  0.1%

Samsung Electronic                      53,817        2,114

Total South Korea (Cost $6,201)                       2,114

SPAIN  2.0%

Common Stocks  2.0%

Argentaria Banca de
Espana                                  82,960        4,608

Banco Bilbao Vizcaya                   133,650        3,574

Banco Popular Espanol                  133,564        7,887

Banco Santander                        401,921       11,259

Centros Comerciales
Pryca                                   91,773        1,457

Empresa Nacional de
Electricidad                           478,288        9,009

Gas Natural                             87,646        4,061

Iberdrola                              587,376        7,026

Repsol                                 133,490        5,598

Telefonica de Espana                   359,007        9,797

Total Spain (Cost $50,183)                           64,276

SWEDEN  3.1%

Common Stocks  3.1%

ABB (Class A)                          503,590        5,883

Astra (Class B)                      1,850,945       28,667

Atlas Copco (Class B)                  336,112        9,985

Electrolux (Class B)                   181,767       15,046

Esselte (Class B)                       91,130        1,983

Granges*                                81,378        1,331

Hennes and Mauritz                     409,955       16,776

Nordbanken                             236,160        7,410

Sandvik (Class A)                       70,120        2,125

Sandvik (Class B)                      272,400    $   8,292

Scribona (Class B)                      49,060          648

Total Sweden (Cost $66,196)                          98,146

SWITZERLAND  6.3%

Common Stocks and Warrants  6.3%

ABB                                     17,620       22,965

Adecco                                  49,253       15,653

Credit Suisse Group                     46,155        6,502

Nestle                                  27,453       38,682

Novartis                                39,803       62,338

Roche Holdings                           4,704       41,337

Roche Holdings,
Warrants, 5/5/98*                           31            2

Schweizerischer
Bankverein                              41,064       11,041

Total Switzerland (Cost $143,240)                 198,520

THAILAND  0.0%

Common Stocks  0.0%

Advanced Information
Service                                139,974          737

Siam Cement                             86,625          722

Total Thailand (Cost $4,792)                          1,459

UNITED KINGDOM  18.0%

Common Stocks  18.0%

Abbey National                       1,089,440       17,328

Argos                                1,161,200       12,371

Asda Group                           3,734,530        9,712

BG                                   1,214,200        5,256

British Petroleum                      855,802       12,578

Cable & Wireless                     2,474,200       19,759

Cadbury Schweppes                    1,545,578       15,559

Caradon                              2,668,215        8,506

Centrica*                              901,200        1,262

Compass Group                          760,000        8,008

David S. Smith                       1,434,500        5,487

Electrocomponents                      746,000        5,820

GKN                                    186,000        4,166

Glaxo Wellcome                       1,790,650       38,154

Grand Metropolitan                   2,753,000       24,826

Guinness                             2,349,000       21,006

Heywood Williams
Group                                  249,576    $   1,005

Hillsdown Holdings                     675,300        1,903

John Laing (Class A)                   594,300        3,644

Kingfisher                           2,392,977       34,447

Ladbroke Group                       1,587,000        7,109

National Westminster
Bank                              4,567,619       65,905

Rank Group                           1,334,000        7,453

Reed International                   4,644,140       45,932

Rio Tinto                              977,960       12,618

Rolls Royce                            811,851        2,915

Safeway                              2,104,200       13,706

Sears                                  304,000          301

Shell Transport &
Trading                              6,289,000       44,527

SmithKline Beecham                   5,734,230       54,356

T & N                                1,851,000        7,814

Tesco                                1,464,903       11,730

Tomkins                              4,787,080       24,576

United News & Media                  1,651,620       20,769

Total United Kingdom (Cost
  $423,444)                                         570,508

VENEZUELA  0.1%

Common Stocks  0.1%

Compania Anonima
Nacional Telefonos de
Venezuela (Class D)
ADR (USD)                               51,920        2,271

Total Venezuela (Cost $1,194)                         2,271

SHORT-TERM INVESTMENTS  4.3%

Money Market Funds  4.3%

Reserve Investment
Fund, Inc., 5.65%                 $135,562,848      135,563

Total Short-Term Investments
(Cost $135,563)                                     135,563

Total Investments in Securities
99.6% of Net Assets
(Cost $2,819,644)                              $  3,147,463

Other Assets Less Liabilities                        12,392

NET ASSETS                                     $  3,159,855
                                               ____________

Net Assets Consist of:

Accumulated net investment income -
net of distributions                           $     39,528

Accumulated net realized gain/loss -
net of distributions                                 81,393

Net unrealized gain (loss)                          327,882

Paid-in-capital applicable to
191,374,520 shares of $0.01 par
value capital stock outstanding;
1,000,000,000 shares authorized                   2,711,052

NET ASSETS                                     $  3,159,855
                                               ____________

NET ASSET VALUE PER SHARE                      $      16.51
                                               ____________


    * Non-income producing
    > Securities contain some restrictions as to public resale-total of such securities at year-end amounts to 0.1% of net assets.
 144a Security was purchased pursuant to Rule 144a under the Securities
      Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.3% of net assets.
  ADR American depository receipt
  ADS American depository share
  BEF Belgian franc
  GDR Global depository receipt
  GDS Global depository share
  USD U.S. dollar
 VVPR Entitles holders to a reduced rate of foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
Foreign Equity Fund
In thousands

                                                       Year
                                                      Ended
                                                   10/31/97

Investment Income

Income

    Dividend (net of foreign taxes
    of $ 7,641)                                $     54,915

    Interest                                          7,272

    Total income                                     62,187

Expenses
    Investment management                            20,250
    Custody and accounting                              959
    Registration                                        310
    Shareholder servicing                                36
    Legal and audit                                      20
    Directors                                            12
    Prospectus and shareholder reports         2
    Miscellaneous                                        19

    Total expenses                                   21,608

Net investment income                                40,579

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                       92,006
    Foreign currency transactions                    (4,468)

    Net realized gain (loss)                         87,538

Change in net unrealized gain or loss
    Securities                                       53,320
    Other assets and liabilities
      denominated in foreign currencies                  47

    Change in net unrealized gain or loss            53,367

Net realized and unrealized gain (loss)        140,905

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         $    181,484
                                               ____________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Foreign Equity Fund
In thousands

                                          Year         Year
                                         Ended        Ended
                                      10/31/97     10/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income         $     40,579 $     33,107
    Net realized gain (loss)            87,538       37,807
    Change in net unrealized
      gain or loss                      53,367      178,907

    Increase (decrease) in net
      assets from operations           181,484      249,821

Distributions to shareholders
    Net investment income              (33,766)     (21,229)
    Net realized gain                  (26,079)     (21,229)

    Decrease in net assets
      from distributions               (59,845)     (42,458)

Capital share transactions*
    Shares sold                      1,016,742      772,534
    Distributions reinvested            43,555       30,404
    Shares redeemed                   (344,550)    (247,451)

    Increase (decrease) in
      net assets from capital
      share transactions               715,747      555,487

Net Assets

Increase (decrease) during
    period                             837,386      762,850
Beginning of period                  2,322,469    1,559,619

End of period                     $  3,159,855 $  2,322,469
                                  _________________________
*Share information
    Shares sold                         60,358       51,462
    Distributions reinvested             2,750        2,138
    Shares redeemed                    (20,421)     (16,389)
    Increase (decrease) in shares
      outstanding                       42,687       37,211

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
Foreign Equity Fund
October 31, 1997

Note 1 - Significant Accounting Policies

Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Foreign Equity Fund (the fund), a diversified, open-end management investment company, is the sole portfolio currently established by the corporation and commenced operations on September 7, 1989.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,087,944,000 and $435,311,000, respectively, for the year ended October 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

For federal income tax purposes, fund distributions included $23,011,000 ($0.15 per share) of long-term capital gains, which were paid to shareholders of record on December 26, 1996. The fund intends to elect to pass through foreign source income of $43,714,000 and foreign taxes paid of $7,648,000 for its tax year ended October 31, 1997; the per share effect of these pass-throughs is $0.23 and $0.04, respectively, based on fund shares outstanding on October 31, 1997. These amounts may differ from amounts reported in the accompanying financial statements due to differences in financial statement and federal income tax reporting requirements.

At October 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $2,819,644,000, and net unrealized gain aggregated $327,819,000, of which $575,378,000 related to appreciated investments and $247,559,000 to depreciated investments.

Note 4 - Related Party Transactions

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price
Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,992,000 was payable at October 31, 1997. The fee is computed daily and paid monthly, and is equal to 0.70% of average daily net assets.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $133,000 for the year ended October 31, 1997, of which $12,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1997, totaled $1,249,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating
$66,696,000 with certain affiliates of the manager and paid commissions of $191,000 related thereto.

Report of Independent Accountants

To The Board of Directors and Shareholders of
Foreign Equity Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Equity Fund (the portfolio constituting Institutional International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the fiscal periods presented prior to the year ended October 31, 1995, were audited by other independent accountants whose report dated November 17, 1994, expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

Baltimore, Maryland
November 19, 1997